Financial risk management and financial instruments	12 Months Ended
Jun. 30, 2021
Financial risk management and financial instruments
Financial risk management and financial instruments
40	Financial risk management and financial instruments

Financial instruments overview

The following table summarises the group’s classification of financial instruments.

		Carrying value
				Designated
		At fair value	Designated	at fair value
		through	hedging	through other
		profit and	instrument	comprehensive	Amortised
		loss	at fair value	income	cost	Fair value
	Note	Rm		Rm	Rm	Rm
2021
Financial assets
Investments in listed securities		—	—	466	—	466
Investments in unlisted securities		—	—	8	—	8
Other long-term investments		—	—	—	1 422	1 422
Long-term receivables	21	—	—	—	3 879	3 879
Long- and short-term financial assets		2 323	—	—	—	2 323
Trade and other receivables**	26	—	—	—	27 218	27 218	*
Cash and cash equivalents	29	—	—	—	31 231	31 231	*
Financial liabilities
Listed long-term debt (Bonds issued)+	17	—	—	—	68 405	72 226
Unlisted long-term debt+	17	—	—	—	34 238	34 274
Lease liabilities	18	—	—	—	15 677	—
Short-term debt and bank overdraft		—	—	—	303	303	*
Long- and short-term financial liabilities		3 070	2 103	—	—	5 173
Trade and other payables	27	—	—	—	22 637	22 637	*

		Carrying value
				Designated
		At fair value	Designated	at fair value
		through	hedging	through other
		profit and	instrument	Comprehensive	Amortised
		loss	at fair value	income	cost	Fair value
	Note	Rm		Rm	Rm	Rm
2020
Financial assets
Investments in listed securities		—	—	498	—	498
Investments in unlisted securities		—	—	13	—	13
Other long-term investments		—	—	—	1 415	1 415
Long-term receivables	21	—	—	—	5 799	5 799
Long- and short-term financial assets		645	—	—	—	645
Trade and other receivables**	26	—	—	—	22 066	22 066	*
Cash and cash equivalents	29	—	—	—	34 739	34 739	*
Financial liabilities
Listed long-term debt (Bonds issued)+	17	—	—	—	56 760	50 701
Unlisted long-term debt+	17	—	—	—	110 437	109 724
Lease liabilities	18	—	—	—	17 719	—
Short-term debt and bank overdraft		—	—	—	22 533	22 533	*
Long- and short-term financial liabilities		5 748	4 143	—	—	9 891
Trade and other payables	27	—	—	—	21 164	21 164	*

*	The fair value of these instruments approximates carrying value, due to their short-term nature.
**	Trade and other receivables includes employee-related and insurance-related receivables.
+	Includes unamortised loan costs.

40Financial risk management and financial instruments continued

The group is exposed in varying degrees to a number of financial instrument related risks. The Group Executive Committee (GEC) has the overall responsibility for the establishment and oversight of the group’s risk management framework. The GEC established the Risk and Safety, Health and Environment Committee, which is responsible for providing the board with the assurance that significant business risks are systematically identified, assessed and reduced to acceptable levels. A comprehensive risk management process has been developed to continuously monitor and assess these risks. Based on the risk management process Sasol refined its hedging policy and the Sasol Limited Board appointed, the Audit Committee that meets regularly to review and, if appropriate, approve the implementation of hedging strategies for the effective management of financial market related risks.

The group has a central treasury function that manages the financial risks relating to the group’s operations.

Capital allocation

The group’s objectives when managing capital (which includes share capital, borrowings, working capital and cash and cash equivalents) is to maintain a flexible capital structure that reduces the cost of capital to an acceptable level of risk and to safeguard the group’s ability to continue as a going concern while taking advantage of strategic opportunities in order to grow shareholder value sustainably.

The group manages the capital structure and makes adjustments to it in light of changes in economic conditions and the risk characteristics of the underlying assets. In order to maintain the capital structure, the group may adjust the amount of dividends paid to shareholders, return capital to shareholders, repurchase shares currently issued, issue new shares, issue new debt, issue new debt to replace existing debt with different characteristics and/or sell assets to reduce debt.

The group monitors capital utilising a number of measures, including the gearing ratio. The group’s targeted gearing (net debt to shareholders’ equity) ratio has been lifted to a range of 55% to 65% for 2021 and thereafter will be managed down to the long-term target of between 20% and 40%. Gearing takes into account the group’s substantial capital investment and susceptibility to external market factors such as crude oil prices, exchange rates and commodity chemical prices. The group’s gearing level for 2021 is 61,5% (2020 – 117%; 2019 – 56,3%).

Financing risk

Financing risk refers to the risk that financing of the group’s net debt requirements and refinancing of existing borrowings could become more difficult or more costly in the future. The group's ability to obtain financing on favourable terms may be significantly impacted by increased regulation from governmental and regulatory authorities and the lending policies adopted by financial institutions and the actions of non-governmental organisations as a result of the environmental impacts of the group's activities. This risk can be decreased by managing the group within the targeted gearing ratio, maintaining an appropriate spread of maturity dates, and managing short-term borrowings within acceptable levels.

The group’s target for long-term borrowings include an average time to maturity of at least two years, and an even spread of maturities.

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Credit rating

Moody’s Investors Service (Moody’s) on 5 March 2020 revised Sasol’s credit rating from Baa3, negative to Ba1 stable and on 31 March 2020 further revised it to Ba2 and placed the company under review for a downgrade on the back of oil price volatility and the impact of the COVID-19 pandemic on the global economy. On 15 October 2020 Moody's concluded the review by confirming Sasol's Ba2 credit rating with the outlook changing from ratings under review for downgrade to negative. Sasol's A1.za national issuer scale rating was also confirmed.

Risk profile

Risk management and measurement relating to each of these risks is discussed under the headings below (sub-categorised into credit risk, liquidity risk, and market risk) which entails an analysis of the types of risk exposure, the way in which such exposure is managed and quantification of the level of exposure in the statement of financial position.

Credit risk

Credit risk is the risk of financial loss due to counterparties not meeting their contractual obligations. Credit risk is deemed to be low when, based on the forward available information, it is highly probable that the customer will service its debt in accordance with the agreement throughout the period.

How we manage the risk

The risk is managed by the application of credit approvals, limits and monitoring procedures. Where appropriate, the group obtains security in the form of guarantees to mitigate risk. Counterparty credit limits are in place and are reviewed and approved by the respective subsidiary credit management committees. The central treasury function provides credit risk management for the group-wide exposure in respect of a diversified group of banks and other financial institutions. These are evaluated regularly for financial robustness especially in the current global economic environment. Management has evaluated treasury counterparty risk and does not expect any treasury counterparties to fail in meeting their obligations. The group maximum exposure is the outstanding carrying amount of the financial asset.

40 Financial risk management and financial instruments continued

For all financial assets measured at amortised cost, the group calculates the expected credit loss based on contractual payment terms of the asset. The contractual payment terms for receivables vary from 30 days to 120 days. The exposure to credit risk is influenced by the individual characteristics, the industry and geographical area of the counterparty with whom we have transacted. Financial assets at amortised cost are carefully monitored and reviewed on a regular basis for expected credit loss and impairment based on our credit risk policy.

40.1Financial risk management

Expected credit loss is calculated as a function of probability of default, loss given default and exposure at default. The group allocates probability of default based on external and internal information. The major portion of the financial assets at amortised cost consists of externally rated customers and the group uses the average of Moody’s, Fitch and S&P Corporate and Sovereign probability of defaults, depending on whether the customer or holder of the financial asset is corporate or government related. No changes were made to the majority of formal credit ratings as these credit ratings were obtained close to year-end and therefore already incorporate the current negative economic environment, as well as an entity’s specific circumstances, financial strength and outlook. For customers or debtors that are not rated by a formal the rating agency, the group allocates internal credit ratings and default rates taking into account forward looking information, based on the debtors profile and financial status. Loss given default (LGD) is based on the Basel model. Until 2019, the group used a 45% LGD for unsecured financial assets and 35% for secured financial assets. Basel II, however, requires that LGD parameters reflect economic downturn conditions, meaning that entities’ credit exposures need to reflect the losses entities would expect to incur if all defaults occur during the downturn part of an economic cycle. Based on the continued economic downturn the group, therefore, applied the Board of Governors of the Federal Reserve System’s formula for deriving downturn LGD to be used for 2021 and 2020, namely 50% for unsecured financial assets and 40% for secured financial assets. Credit enhancement is only taken into account if it is integral to the asset. Trade receivables expected credit loss is calculated over lifetime. Other financial assets expected credit loss is measured over 12 months when the credit risk is low and over lifetime where the credit risk has increased significantly. The group considers credit risk to have increased significantly when the customer's credit rating has been downgraded to a lower grade (e.g. A grade to B grade). The group considers customers to be in default when the receivable is more than 30 days overdue or the customer has failed to honour a repayment arrangement.

No single customer represents more than 10% of the group’s total turnover or more than 10% of total trade receivables for the years ended 30 June 2021, 2020 and 2019. Approximately 42% (2020 — 44%; 2019 — 50%) of the group’s total turnover is generated from sales within South Africa, while about 24% (2020 — 23%; 2019 — 22%) relates to European sales and 18% (2020 — 17%; 2019 — 14%) relates to sales within the US. The concentration of credit risk within geographic regions is largely aligned with the geographic regions in which the turnover was earned.

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Detail of allowances for credit losses:

					12-month
	Lifetime ECL				ECL
					No
	Significant				significant
	increase in	Simplified			increase in
	credit risk	approach			credit risk	Total
	since initial	for trade	Credit-	Total lifetime	since initial	expected
	recognition	receivables	impaired	ECL	recognition	credit loss
	Rm	Rm	Rm	Rm	Rm	Rm
2021
Long-term receivables	50	—	41	91	—	91
Trade receivables	—	9	192	201	—	201
Other receivables	7	—	275	282	32	314
	57	9	508	574	32	606

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					12-month
	Lifetime ECL				ECL
					No
	Significant				significant
	increase in	Simplified			increase in
	credit risk	approach			credit risk	Total
	since initial	for trade	Credit-	Total lifetime	since initial	expected
	recognition	receivables	impaired	ECL	recognition	credit loss
	Rm	Rm	Rm	Rm	Rm	Rm
2020
Long-term receivables	349	—	47	396	46	442
Trade receivables	—	64	299	363	—	363
Other receivables	12	—	330	342	1	343
	361	64	676	1 101	47	1 148

The expected credit losses relating to cash and cash equivalents as well as restricted cash included in other long-term investments are immaterial. The decrease in expected credit losses mainly resulted from financial assets classified as held for sale (R317 million) and translation differences (R148 million).

Overview of the credit risk profile of financial assets measured at amortised cost is as follows:

	2021			2020
			CCC+ and –			CCC+ and –
	AAA to A-	BBB to B-	below	AAA to A-	BBB to B-	below
	%	%	%	%	%	%
Long-term receivables	58	39	3	40	20	40
Trade receivables	72	25	3	69	26	5
Other receivables	68	27	5	72	10	18
Cash and cash equivalents*	21	79	—	19	78	3

* Including restricted cash included in other long-term investments.

Liquidity risk

Liquidity risk is the risk that an entity in the group will be unable to meet its obligations as they become due.

The COVID-19 pandemic together with the oil price volatility during the first half of the year continued to impact the group’s operations and results. The lower oil price environment also impacted negatively on chemical prices across most of the group’s sales regions and products. The group experienced a notable gross margin recovery in the second half of the financial year, supported by the combined impact of higher Brent crude oil and chemicals prices, offset by a stronger rand/US dollar exchange and further underpinned by a strong cost, working capital and capital expenditure performance, despite the continued impacts of the COVID-19 pandemic and adverse weather events in North America and South Africa.

How we manage the risk

The group manages liquidity risk by effectively managing its working capital, capital expenditure and cash flows, making use of a central treasury function to manage pooled business unit cash investments and borrowing requirements. Currently the group is maintaining a positive liquidity position, conserving the group’s cash resources through continued focus on working capital improvement, cost savings and capital reprioritisation especially in the light of the current economic environment.

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The group meets its financing requirements through a mixture of cash generated from its operations and, short and long-term borrowings and strives to maintain adequate banking facilities and reserve borrowing capacities.

Increased cash generation, through delivery of Sasol's self-help measures and asset disposals contributed to balance sheet de-leveraging and meeting of re-instated debt covenant levels at 30 June 2021. To manage cash generated from operations management enhanced its hedging programmes aimed to protect margins at several of its operations and exceeded its targets in respect of its US$2 billion cash conservation programme.

From a financing perspective, the group currently has sufficient undrawn borrowing facilities. Refer to note 17. The next material maturity is the $1 billion bond due in November 2022.

Our exposure to and assessment of the risk

The maturity profile of the undiscounted contractual cash flows of financial instruments at 30 June were as follows:

		Contractual	Within one	One to	Three to	More than
		cash flows*	year	three years	five years	five years
	Note	Rm	Rm	Rm	Rm	Rm
2021
Financial assets
Non-derivative instruments
Long-term receivables	21	3 970	—	1 098	908	1 964
Trade and other receivables	26	27 218	27 218	—	—	—
Cash and cash equivalents (excluding restricted cash)	29	27 559	27 559	—	—	—
Investments through other comprehensive income		474	474	—	—	—
Other long-term investments		1 422	—	—	—	1 422
		60 643	55 251	1 098	908	3 386
Derivative instruments
Foreign exchange contracts		8 169	8 169	—	—	—
Crude oil put options		46	46	—	—	—
Foreign exchange zero cost collars		1 150	1 150	—	—	—
Ethane swap options		156	156	—	—	—
Other commodity derivatives		9	9	—	—	—
Other currency derivatives		1 727	107	231	241	1 148
		71 900	64 888	1 329	1 149	4 534
Financial liabilities
Non-derivative instruments
Long-term debt	17	(119 921)	(8 997)	(66 190)	(6 698)	(38 036)
Lease liabilities	18	(31 679)	(2 997)	(5 067)	(4 226)	(19 389)
Short-term debt	17	(60)	(60)	—	—	—
Trade and other payables	27	(22 637)	(22 637)	—	—	—
Bank overdraft	29	(243)	(243)	—	—	—
Financial guarantees**		(313)	(313)	—	—	—
		(174 853)	(35 247)	(71 257)	(10 924)	(57 425)
Derivative instruments
Foreign exchange contracts		(8 134)	(8 134)	—	—	—
Interest rate swap options		(2 234)	(668)	(960)	(513)	(93)
Crude oil put options		(46)	(46)	—	—	—
Crude oil zero cost collar		(1 126)	(1 126)	—	—	—
Crude oil swap options		(1 175)	(1 175)	—	—	—
Crude oil futures		(20)	(20)	—	—	—
Other currency derivatives		(5 422)	—	—	—	(5 422)
Other commodity derivatives		(49)	(49)	—	—	—
		(193 059)	(46 465)	(72 217)	(11 437)	(62 940)
*	Contractual cash flows include interest payments.
**	Issued financial guarantees contracts are all repayable on default, however the likelihood of default is considered remote.

The shortfall beyond one year will be funded through cash generated from operations, proceeds from the accelerated asset divestment programme, utilisation of available facilities and the refinancing of existing debt.

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		Contractual	Within one	One to	Three to	More than
		cash flows*	year	three years	five years	five years
	Note	Rm	Rm	Rm	Rm	Rm
2020
Financial assets
Non-derivative instruments
Long-term receivables	21	5 799	—	2 191	1 064	2 544
Trade and other receivables	26	22 090	22 090	—	—	—
Cash and cash equivalents (excluding restricted cash)	29	32 932	32 932	—	—	—
Investments through other comprehensive income		511	511	—	—	—
Other long-term investments		1 415	1 415	—	—	—
		62 747	56 948	2 191	1 064	2 544
Derivative instruments
Foreign exchange contracts		9 185	9 185	—	—	—
Crude oil put options		113	113	—	—	—
Ethane swap options		104	104	—	—	—
Other commodity derivatives		11	11	—	—	—
		72 160	66 361	2 191	1 064	2 544
Financial liabilities
Non-derivative instruments
Long-term debt***	17	(188 940)	(24 213)	(38 748)	(109 111)	(16 868)
Lease liabilities	18	(38 187)	(3 051)	(5 120)	(4 199)	(25 817)
Short-term debt	17	(21 888)	(21 888)	—	—	—
Trade and other payables	27	(21 164)	(21 164)	—	—	—
Bank overdraft	29	(645)	(645)	—	—	—
Financial guarantees**		(913)	(913)	—	—	—
		(271 737)	(71 874)	(43 868)	(113 310)	(42 685)
Derivative instruments
Foreign exchange contracts		(8 770)	(8 770)	—	—	—
Interest rate swap options		(4 143)	(780)	(1 466)	(1 165)	(732)
Foreign exchange zero cost collars		(2 861)	(2 861)	—	—	—
Crude oil zero cost collar		(174)	(174)	—	—	—
Ethane swap options		(230)	(230)	—	—	—
Crude oil futures		(66)	(66)	—	—	—
Other currency derivatives		(10 990)	(45)	(74)	(63)	(10 808)
Other commodity derivatives		(103)	(103)	—	—	—
		(299 074)	(84 903)	(45 408)	(114 538)	(54 225)
*	Contractual cash flows include interest payments.
**	Issued financial guarantees contracts are all repayable on default, however the likelihood of default is considered remote.
***	Of the amounts due in one to five years, R126 billion relates to the repayment of the bonds, the revolving credit facility and the term loan.

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Market risk

Market risk is the risk arising from possible market price movements and their impact on the future cash flows of the business. The market price movements that the group is exposed to:

Foreign currency risk

Foreign currency risk is a risk that earnings and cash flows will be affected due to changes in exchange rates.

How we manage the risk

The Audit Committee sets broad guidelines in terms of tenor and hedge cover ratios specifically to assess future currency exposure, which have the potential to materially affect our financial position. These guidelines and our hedging policy are reviewed from time to time. This hedging strategy enables us to better predict cash flows and thus manage our liquidity and key financial metrics more effectively. Foreign currency risks are managed through the group’s hedging policy and financing policies and the selective use of various derivatives.

Our exposure to and assessment of the risk

The group’s transactions are predominantly entered into in the respective functional currency of the individual operations. The construction of the LCCP has largely been financed through funds obtained in US dollar, with a small portion of funds obtained from Rand sources. A large portion of our turnover and capital investments are significantly impacted by the rand/US$ and rand/EUR exchange rates. Some of our fuel products are governed by the BFP, of which a significant variable is the rand/US$ exchange rate. Our export chemical products are mostly commodity products whose prices are largely based on global commodity and benchmark prices quoted in US dollars and consequently are exposed to exchange rate fluctuations that have an impact on cash flows. These operations are exposed to foreign currency risk in connection with contracted payments in currencies not in their individual functional currency. The most significant exposure for the group exists in relation to the US dollar and the Euro. The translation of foreign operations to the presentation currency of the group is not taken into account when considering foreign currency risk.

Zero-cost collars

In line with the risk mitigation strategy, the group hedges a significant portion of its estimated foreign currency exposure in respect of forecast sales and purchases over the following 12 months. The group uses zero-cost collars to hedge its currency risk, most with a maturity of less than one year from the reporting date.

Foreign exchange contracts

Foreign exchange contracts (FECs) are utilised throughout the group to hedge the risk of currency depreciation on committed and highly probable forecast transactions. Transactions hedged with FECs include capital and goods purchases (imports) and sales (exports).

Refer to the summary of our derivatives below.

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The following significant exchange rates were applied during the year:

	Average rate		Closing rate
	2021	2020	2021	2020
	Rand	Rand	Rand	Rand
Rand/Euro	18,38	17,34	16,93	19,46
Rand/US dollar	15,40	15,69	14,28	17,33

The table below shows the significant currency exposure where entities within the group have monetary assets or liabilities that are not in their functional currency, have exposure to the US dollar or the Euro. The amounts have been presented in rand by converting the foreign currency amount at the closing rate at the reporting date.

	2021		2020
	Euro	US dollar	Euro	US dollar
	Rm	Rm	Rm	Rm
Long-term receivables	—	323	—	427
Trade and other receivables	831	2 265	394	3 218
Cash and cash equivalents	1 895	1 121	1 476	964
Net exposure on assets	2 726	3 709	1 870	4 609
Long-term debt (including lease liabilities)	—	—	(119)	(718)
Trade and other payables	(296)	(1 523)	(268)	(1 674)
Net exposure on liabilities	(296)	(1 523)	(387)	(2 392)
Exposure on external balances	2 430	2 186	1 483	2 217
Net exposure on balances between group companies*	(2 559)	(8 064)	(2 046)	(31 894)
Total net exposure	(129)	(5 878)	(563)	(29 677)
*	The US$ decrease results from the repayment of the loan provided by Sasol Investment Company to Sasol Financing International for the partial funding of the LCCP.

Sensitivity analysis

The following sensitivity analysis is provided to show the foreign currency exposure of the individual entities at the end of the reporting period. This analysis is prepared based on the statement of financial position balances that exist at year-end, for which there is currency risk, before consideration of currency derivatives, which exist at that point in time. The effect on equity is calculated as the effect on profit and loss. The effect of translation of results into presentation currency of the group is excluded from the information provided.

A 10% weakening in the group’s significant exposure to the foreign currency at 30 June would have increased either the equity or the profit by the amounts below, before the effect of tax. This analysis assumes that all other variables, in particular, interest rates, remain constant, and has been performed on the same basis for 2020.

	2021		2020
	Euro	US Dollar	Euro	US Dollar
	Rm	Rm	Rm	Rm
Equity	(13)	(511)	(56)	(2 968)
Income statement	(13)	(511)	(56)	(2 968)

A 10% movement in the opposite direction in the group’s exposure to foreign currency would have an equal and opposite effect to the amounts disclosed above.

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Notes to the financial statements

Interest rate risk

Interest rate risk is the risk that the value of short-term investments and financial activities will change as a result of fluctuations in the interest rates.

Fluctuations in interest rates impact on the value of short-term investments and financing activities, giving rise to interest rate risk. The group has significant exposure to interest rate risk due to the volatility in South African, European and US interest rates.

How we manage the risk

Our debt is comprised of different instrument notes, which by their nature either bear interest at a floating or a fixed rate. We monitor the ratio of floating and fixed interest in our loan portfolio and manage this ratio, by electing to incur either bank loans, bearing a floating interest rate, or bonds, which bear a fixed interest rate. We may also use interest rate swaps, where appropriate, to convert some of our debt into either floating or fixed rate debt to manage the composition of our portfolio.

In respect of financial assets, the group’s policy is to invest cash at floating rates of interest and cash reserves are to be maintained in short-term investments (less than one year) in order to maintain liquidity, while achieving a satisfactory return for shareholders.

Our exposure to and assessment of the risk

At the reporting date, the interest rate profile of the group’s interest-bearing financial instruments, including the effect of the interest rate swap was:

Carrying value
	2021	2020
	Rm	Rm
Variable rate instruments
Financial assets	30 062	36 140
Financial liabilities	(7 898)	(97 531)
	22 164	(61 391)
Fixed rate instruments
Financial assets	1 788	525
Financial liabilities	(110 803)	(109 919)
	(109 015)	(109 394)
Interest profile (variable: fixed rate as a percentage of total financial assets)	94:6	99:1
Interest profile (variable: fixed rate as a percentage of total financial liabilities)	7:93	47:53

Cash flow sensitivity for variable rate instruments

Financial instruments affected by interest rate risk include borrowings, deposits, derivative financial instruments, trade receivables and trade payables. A change of 1% in the prevailing interest rate in a particular currency at the reporting date would have increased/(decreased) earnings by the amounts shown below before the effect of tax. The sensitivity analysis has been prepared on the basis that all other variables, in particular foreign currency rates, remain constant and has been performed on the same basis for 2020. The sensitivity has been calculated including consideration of the effect of existing interest rate swap derivative instruments. Interest is recognised in the income statement using the effective interest rate method. The US interest rate swap is designated as a hedge instrument, the cash flow hedge reserve will be reclassified to profit and loss on a similar basis.

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	Income statement — 1% increase
			United States
	South Africa	Europe*	of America*	Other
	Rm	Rm	Rm	Rm
30 June 2021	166	19	25	12
30 June 2020	110	15	(761)	21
*

A decrease of 1% in interest rates for the United States of America and Europe will not have an effect on the income statement as it is not considered reasonably possible that the repo interest rates will decrease below 0%.

A 1% decrease in interest rates would have an equal and opposite effect to the amounts disclosed above.

The group has exposure to the variable US dollar London Interbank Overnight Rate (LIBOR) through the USD term loan and revolving credit facility. The group has entered into the US interest rate swap to convert a portion of the group’s exposure to the variable LIBOR to a fixed rate. It was designated as the hedging instrument in a cash flow hedge.

Hedge effectiveness was determined at the inception of the hedge relationship, and through periodic prospective effectiveness assessments, to ensure that an economic relationship exists between the hedged item and hedging instrument. A regression analysis method is employed for assessing the effectiveness of each designated hedging relationship.

Possible sources of hedge ineffectiveness include:

●	Differences in critical terms between the interest rate swaps and interest payments, including future payment date mismatches;
●	A significant change in the credit risk of either party to the hedging relationship during the period of the hedge; and
●	The effects of the forthcoming IBOR reform, because changes might take effect at a different time and have a different impact on the hedged item (the floating-rate debt) and the hedging instrument (the interest rate swap used to hedge the debt).

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The interest rate swap in Mozambique relates to the group's interest in CTRG. This interest rate swap is not classified as a cash flow hedge and was classified as held for sale in the current year along with the other assets and liabilities associated with the entity. Refer to note 12.

			North America
			2021	2020
Carrying value included in short and long-term financial liabilities	Rm		2 103	4 058
Fair value (gain)/loss recognised in other comprehensive income	Rm		(1 072)	2 192
Fair value loss recognised in other operating expenses	Rm		89	4
Balance of hedge reserve – continuing hedge relationships	Rm		(801)	(1 771)
Balance of hedge reserve – discontinued hedge relationships*	Rm		(106)	—
Nominal amount	Rm		1 751	1 854
Expiry			December 2026	December 2026
Average fixed rate		%	2,82	2,82
Hedge ratio			1:1	1:1
Change in continuing hedging instrument fair value used as the basis for recognising hedge ineffectiveness - (gain)/loss	US$m		(32)	148
Change in hedged item fair value used as the basis for recognising hedge ineffectiveness - (gain)/loss	US$m		(38)	151

*

The group traded a total of seven interest rate swaps on 25 July 2019 with various counterparty banks. During the year a novation of one of the interest rate swaps was concluded. All the terms and conditions of the novated interest rate swap remained the same as the original interest rate swap. Following the novation, the original hedge relationship was discontinued and the novated interest rate swap was designated as a hedging instrument in a new hedging relationship. The balance of the hedge reserve relating to the discontinued interest rate swap will be released to profit or loss over the original remaining term of the contract.

Notes to the financial statements

Commodity price risk

Commodity price risk is the risk of fluctuations in our earnings as a result of fluctuation in the price of commodities.

How we manage the risk

Crude oil and coal price

The group makes use of derivative instruments, including options and commodity swaps as a means of mitigating price movements and timing risks on crude oil purchases and sales and ethane purchases. The group entered into hedging contracts which provide downside protection against decreases in commodity prices. Refer to the summery of our derivatives below.

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40.1Financial risk management continued

Our exposure to and assessment of the risk

A substantial proportion of our turnover is derived from sales of petroleum and petrochemical products. Market prices for crude oil fluctuate because they are subject to international supply and demand and political factors. Our exposure to the crude oil price centres primarily around the selling price of the fuel marketed by our Energy business which is governed by the Basic Fuel Price (BFP) formula, the crude oil related raw materials used in our Natref refinery and certain of our offshore operations including where chemical prices are linked to the crude oil price. Key factors in the BFP are the Mediterranean and Singapore or Mediterranean and Arab Gulf product prices for petrol and diesel, respectively.

Dated Brent Crude prices applied during the year:

	Dated Brent Crude
	2021	2020
	US$	US$
High	76,44	69,96
Average	54,20	51,22
Low	36,21	13,24

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40.1Financial risk management continued

Summary of our derivatives

In the normal course of business, the group enters into various derivative transactions to mitigate our exposure to foreign exchange rates, interest rates, and commodity prices Derivative instruments used by the group in hedging activities include swaps, options, forwards and other similar types of instruments.

	Financial	Financial	Financial	Financial
	asset	liability	asset	liability	Income statement gain/(loss)
	2021	2021	2020	2020	2021	2020	2019
	Rm	Rm	Rm	Rm	Rm	Rm	Rm
Derivative financial instruments
Interest rate swap options	—	(2 103)	—	(4 143)	(37)	(101)	(1 475)
Crude oil put options	46	(46)	113	—	(1 545)	(153)	(498)
Crude oil zero cost collars	—	(1 126)	—	(174)	(1 871)	(157)	—
Crude oil swap options	—	(1 175)	—	—	(1 267)	(160)	—
Crude oil futures	—	(20)	—	(66)	(774)	538	265
Ethane swap options	156	—	104	(230)	680	(732)	(462)
Coal swap options	—	—	—	—	—	—	91
Other commodity derivatives	9	(49)	11	(103)	—	—	—
Foreign exchange contracts	75	(40)	417	(1)	1 011	(372)	(794)
Foreign exchange zero cost collars	1 150	—	—	(2 861)	4 027	(4 298)	323
Other foreign exchange derivatives*	887	(514)	—	(2 183)	2 058	(1 562)	85
	2 323	(5 073)	645	(9 761)	2 282	(6 997)	(2 465)
Non-derivative financial instruments
Financial guarantees	—	(100)	—	(130)
	2 323	(5 173)	645	(9 891)
*	Mainly relates to a US dollar derivative that is embedded in long-term oxygen supply contracts to our Secunda Operations.

		Contract/Notional amount*					Average price**
		Open	Settled	Open	Settled		Floor	Cap	Floor	Cap
		2021	2021	2020	2020		2021	2021	2020	2020
		Million	Million	Million	Million
Derivatives financial instruments
Crude oil put options purchased***	barrels	10,0	(32,5)	5,5	1,0	US$/bbl	40,5	—	34,5	—
Crude oil put options sold****	barrels	(10,0)	—	—	—	US$/bbl	43,2	—	—	—
Crude oil zero cost collars	barrels	24,0	5,1	3,1	—	US$/bbl	60,1	72,0	31,8	39,9
Crude oil swap options	barrels	18,0	—	—	5,0	US$/bbl	67,2	—	—	—
Crude oil futures	US$	108	—	36	—		—	—	—	—
Ethane swap options	barrels	4,0	26,2	21,5	17,4	US$ c/gal	23,2	—	19,8	—
Foreign exchange contracts	US$	262	—	481	—			—	—	—
Foreign exchange zero cost collars	US$	2 800	5 370	5 370	4 725	R/US$	14,54	17,52	14,80	17,77

*       The notional amount is the sum of the absolute value of all contracts for both derivative assets and liabilities.

**     For open positions,

***   Total premium paid for contracts entered into in the year US$93,8 million (2020: US$17,4).

**** Oil put hedges of 23,5 million barrels for financial year 2022 have been restructured and replaced by a zero cost collar hedging structure. Put options for 13,5 million barrels have been terminated while put options for 10,0 million barrels have been sold.

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40.2Fair value

Various valuation techniques and assumptions are utilised for the purpose of calculating fair value.

The group does not hold any financial instruments traded in an active market, except for the investment in listed equity instruments. Fair value is determined using valuation techniques as outlined below. Where possible, inputs are based on quoted prices and other market determined variables.

Fair value hierarchy

The following table is provided representing the assets and liabilities measured at fair value at reporting date, or for which fair value is disclosed at reporting date.

The calculation of fair value requires various inputs into the valuation methodologies used.

The source of the inputs used affects the reliability and accuracy of the valuations. Significant inputs have been classified into the hierarchical levels in line with IFRS 13, as shown below.

There have been no transfers between levels in the current year. Transfers between levels are considered to have occurred at the date of the event or change in circumstances.

Level 1Quoted prices in active markets for identical assets or liabilities.

Level 2Inputs other than quoted prices that are observable for the asset or liability (directly or indirectly).

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40.2Fair value

Level 3Inputs for the asset or liability that are unobservable.

	Fair value	Fair value			Fair value
	30 June	30 June			hierarchy
Financial instrument	2021	2020	Valuation method	Significant inputs	of inputs
Financial assets
Non-derivative instruments
Investments in listed securities	466	498	Quoted market price for the same instrument	Quoted market price for the same instrument	Level 1
Investments in unlisted securities	8	13	Discounted cash flow

Forecasted earnings, capital expenditure and debt cash flows of the underlying business, based on the forecasted assumptions of inflation, exchange rates, commodity prices etc. Appropriate WACC for the region.

					Level 3
Other long-term investments	—	25	Discounted cash flow	Market related interest rates.	Level 3
Other long-term investments	1 422	1 390	[2]	[2]	Level 1[2]
Long-term receivables	3 879	5 799	Discounted cash flow	Market related interest rates.	Level 3
Derivative instruments
Commodity and currency derivative assets	1 436	645	Forward rate interpolator model, appropriate currency specific discount curve, discounted expected cash flows, numerical approximation	Forward exchange contracted rates, market foreign exchange rates, forward contract rates, market commodity prices, coal prices, crude oil prices	Level 2
Embedded derivative[3,4]	887	—	Forward rate interpolator model, , discounted expected cash flows, numerical approximation, as appropriate	US PPI index, US labour index, US Dollar and ZAR treasury curves, Rand zero swap discount rate	Level 3
Trade and other receivables	27 218	22 066	Discounted cash flow	Market related interest rates.	Level 3[1]
Cash and cash equivalents	31 231	34 739	[2]	[2]	Level 1[2]
Financial liabilities
Non-derivative instruments
Listed long-term debt	72 226	50 701	Quoted market price for the same instrument	Quoted market price for the same instrument	Level 1
Unlisted long-term debt	34 274	109 724	Discounted cash flow	Market related interest rates	Level 3
Short-term debt and bank overdraft	303	22 533	Discounted cash flow	Market related interest rates	Level 3[1]
Trade and other payables	22 637	21 164	Discounted cash flow	Market related interest rates	Level 3[1]
Derivative instruments
Commodity and currency derivative liabilities	2 456	3 435	Forward rate interpolator model, discounted expected cash flows, numerical approximation	Forward exchange contracted rates, coal prices, market foreign exchange rates	Level 2
Interest rate swap	2 103	4 143	Discounted net cash flows, using a swap curve to infer the future floating cash flows	US$ Overnight Indexed Swap (OIS) curve, recovery probabilities	Level 2
Embedded derivative[3]	514	2 168	Forward rate interpolator model, discounted expected cash flows, numerical approximation, as appropriate	US PPI, US labour index, US Dollar and ZAR treasury curves, Rand zero swap discount rate	Level 3

1The fair value of these instruments approximates their carrying value, due to their short-term nature.

2The carrying value of cash is considered to reflect its fair value.

3The group entered into two long-term gas supply agreements to our Secunda Operations commencing in 2018 and 2021 respectively. In terms of these agreements, Sasol pays a fixed fee over the duration of the agreement for the supply of oxygen and other gasses. A portion of the fixed fee is payable in US dollar and escalates based on US labour and inflation indices. This resulted in two embedded derivatives being separately recognised as a financial asset (R256 million) and financial liability (R514 million; 2020 - R2 183 million) measured at fair value through profit or loss. The decrease in the derivative liability compared to 2020 is as a result of the strengthening of the rand.

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40.2Fair value continued

4Relating to the long-term gas supply agreement entered into in 2021, a portion of this fixed fee is determined with reference to the ZAR/EUR exchange rate on the effective date of the agreement. Thereafter this fixed fee does not escalate and it will be payable in rand over the term of the contract. Sasol's exposure to foreign currency fluctuations from the date of signing the sales agreement up to the effective date of the sale when the EUR fixed fee was fixed is separately recognised as an embedded derivative at fair value through profit or loss. The carrying value of the derivative at 30 June 2021 was R631 million.

There were no transfers between levels for recurring fair value measurements during the year. There was no change in valuation techniques compared to the previous financial year.

Sensitivity analysis

The fair value of significant derivatives held for trading is impacted by a number of market observable variables at valuation date. The sensitivities provided below reflect the impact on fair value as a result of movements in the significant input variables utilised for valuation purposes:

										US$
										Libor
		Volatility		Ethane price		Crude oil price		Rand/US$*		curve**
				+USD 2	-USD 2	+USD 2/	-USD 2/
30 June 2021		+2%	-2%	c/gal	c/gal	bbl	bbl	+R 1/US$	-R 1/US$*	-0,5%
Crude oil swap options	Rm	—	—	—	—	(385)	385	—	—	—
Ethane swap options	Rm	—	—	14	(14)	—	—	—	—	—
Foreign exchange zero cost collars	Rm	86	(86)	—	—	—	—	(1 702)	1 702	—
Crude oil zero-cost collar	Rm	(29)	29	—	—	(382)	382	—	—	—
Interest rate swap	Rm	—	—	—	—	—	—	—	—	559

										US$
										Libor
		Volatility		Ethane price		Crude oil price		Rand/US$*		curve**
				+USD 2	-USD 2	+USD 2/	-USD 2/
30 June 2020		+2%	-2%	c/gal	c/gal	bbl	bbl	+R1/US$	-R 1/US$	-0,5%
Crude oil put options	Rm	—	—	—	—	(45)	55	—	—	—
Ethane swap options	Rm	—	—	329	(329)	—	—	—	—	—
Foreign exchange zero cost collars	Rm	(196)	209	—	—	—	—	(2 504)	2 172	—
Crude oil zero-cost collar	Rm	(12)	14	—	—	(81)	72	—	—	—
Interest rate swap	Rm	—	—	—	—	—	—	—	—	811
*

A weakening of the Rand/US$ spot exchange rate of R3,24 will likely result in the spot price falling within the corridor of the cap and floor rates of the zero-cost collars. No gain or loss will be made if these derivatives are settled at a spot price between the cap and floor. The exchange rate would have to weaken by at least R3,24/US$, up to the cap of R17,52, before losses are incurred on the derivatives.

**	Sensitivities on the downward shift has been limited by the low US$ Libor at 30 June 2021.

		US$/Rand Spot price		US$ Swap curve		Rand Swap curve
30 June 2021		+R1/US$	-R1/US$	+0,1%	-0,1%	+1,0%	-1,0%
Oxygen supply contract embedded derivative	Rm	(601)	601	98	(99)	(825)	955

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40.2Fair value

		US$/Rand Spot price		US$ Swap curve		Rand Swap curve
30 June 2020		+R1/US$	-R1/US%	+0,1%	-0,1%	+1,0%	-1,0%
Oxygen supply contract embedded derivative	Rm	(506)	506	117	(120)	(724)	860

The fair value of the embedded derivative financial instrument contained in a long-term oxygen supply contract to our Secunda Operations is impacted by a number of observable and unobservable variables at valuation date. The sensitivities provided above reflect the impact on fair value as a result of movements in the significant input variables utilised for valuation purposes.

Accounting policies:

Derivative financial instruments and hedging activities

The group is exposed to market risks from changes in interest rates, foreign exchange rates and commodity prices. The group uses derivative instruments to hedge its exposure to these risks.

All derivative financial instruments are initially recognised at fair value and are subsequently stated at fair value at the reporting date. Attributable transaction costs are recognised in the income statement when incurred. Resulting gains or losses on derivative instruments, excluding designated and effective hedging instruments, are recognised in the income statement.

To the extent that a derivative instrument has a maturity period of longer than one year, the fair value of these instruments will be reflected as a non-current asset or liability.

Hedge accounting

The group continues to apply the hedge accounting requirements of IAS 39 ‘Financial Instruments: Recognition and Measurement’.

Where a derivative instrument is designated as a cash flow hedge of an asset, liability or highly probable forecast transaction that could affect the income statement, the effective part of any gain or loss arising on the derivative instrument is recognised as other comprehensive income and is classified as a cash flow hedge accounting reserve until the underlying transaction occurs. The ineffective part of any gain or loss is recognised in the income statement. If the hedging instrument no longer meets the criteria for cash flow hedge accounting, expires or is sold, terminated, exercised, or the designation is revoked, then hedge accounting is discontinued prospectively.

If the forecast transaction results in the recognition of a non-financial asset or non-financial liability, the associated gain or loss is transferred from the cash flow hedge accounting reserve, as other comprehensive income, to the underlying asset or liability on the transaction date. If the forecast transaction is no longer expected to occur, then the cumulative balance in other comprehensive income is recognised immediately in the income statement as reclassification adjustments. Other cash flow hedge gains or losses are recognised in the income statement at the same time as the hedged transaction occurs.

Economic hedges

When derivative instruments, including forward exchange contracts, are entered into as fair value hedges, no hedge accounting is applied. All gains and losses on fair value hedges are recognised in the income statement.